Exhibit 10.11

SUPPLEMENT NO. 1, dated as of December 10, 2012 (this “Supplement”), to the Second Lien Intellectual Property Security Agreement, dated as of September 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intellectual Property Security Agreement”), among TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), TRAVELPORT LLC, a Delaware corporation (the “Borrower”), WALTONVILLE LIMITED, a company incorporated under the laws of Gibraltar (“Intermediate Parent”), TDS INVESTOR (LUXEMBOURG) S.A.R.L., a société à responsabilité limitée incorporated under the laws of Luxembourg (“TDS Intermediate Parent”), the other Subsidiaries of Holdings from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (as used herein, as defined in the Intellectual Property Security Agreement referred to below).

A. Reference is made to the Indenture, dated as of November 30, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Borrower, Intermediate Parent, TDS Intermediate Parent, the other guarantors from time to time party thereto, Wells Fargo Bank, National Association, as the “Trustee” (under and as defined therein), and Wells Fargo Bank, National Association, as the “Collateral Agent” (under and as defined therein).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intellectual Property Security Agreement.

C. Section 5.14 of the Intellectual Property Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Intellectual Property Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Restricted Subsidiaries (each, a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Indenture to become a Subsidiary Party under the Intellectual Property Security Agreement and as consideration for Notes previously issued.

Accordingly, the Collateral Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.14 of the Intellectual Property Security Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Grantor) under the Intellectual Property Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Intellectual Property Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Intellectual Property Security Agreement) of such New Subsidiary. Each reference to a “Grantor” in the Intellectual Property Security Agreement shall be deemed to include each New Subsidiary. The Intellectual Property Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, fraudulent transfer, preference or similar laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signature of each New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic image transmission (e.g. “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Collateral of such New Subsidiary consisting of Intellectual Property and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Intellectual Property Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Intellectual Property Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intellectual Property Security Agreement.

SECTION 9. Each New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 10. Notwithstanding anything herein to the contrary, the lien and security interest granted to Collateral Agent pursuant to this Supplement and the exercise of any right or remedy by Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Supplement, the terms of the Intercreditor Agreement shall govern and control.

IN WITNESS WHEREOF, each New Subsidiary and the Collateral Agent have duly executed this Supplement to the Intellectual Property Security Agreement as of the day and year first above written.

GALILEO INTERNATIONAL TECHNOLOGY, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Authorized Person

Legal Name: GALILEO INTERNATIONAL TECHNOLOGY, LLC
Jurisdiction of Formation: Delaware
Location of Chief Executive Office:

Braemar Court #2
Deighton Road
St. Michael, Barbados, BB14017

GALILEO ASIA, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: GALILEO ASIA, LLC
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

GALILEO LATIN AMERICA, LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: GALILEO LATIN AMERICA, LLC
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT FINANCE MANAGEMENT LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT FINANCE MANAGEMENT LLC
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT INVESTOR LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT INVESTOR LLC
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

TRAVELPORT SERVICES LLC

By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President and Secretary

Legal Name: TRAVELPORT SERVICES LLC
Jurisdiction of Formation: Delaware
Address of Chief Executive Office:

300 Galleria Parkway
Atlanta, GA 30339

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:	/s/ Richard Prokosch
	Name:	Richard Prokosch
	Title:	Vice President

[Remainder of page left intentionally blank]

Schedule I to the

Supplement No. 1 to

the Second Lien Intellectual Property

Security Agreement

INTELLECTUAL PROPERTY

TRADEMARK REGISTRATIONS AND APPLICATIONS OWNED BY

GALILEO INTERNATIONAL TECHNOLOGY, LLC

Trademark	App No	Reg No	Status	Country	App Date	Reg Date

GALILEO	88438	16586	Registered	African Union Territories (OAPI)	27-Mar-1998	31-Mar-1999

GALILEO	88435	39088	Registered	African Union Territories (OAPI)	27-Mar-1998	31-Mar-1999

GALILEO	936/87	53802	Registered	Algeria	28-Sep-1987	28-Sep-1997

GLOBE DESIGN	99066836	2119	Registered	Anguilla	12-Jul-1988	12-Jul-1988

GALILEO	2439415		Registered	Argentina	28-Jun-2003

GALILEO	2517446		Registered	Argentina	28-May-2004

GALILEO	2517444		Pending	Argentina	28-May-2004

GALILEO	2517445		Published	Argentina	28-May-2004

FOCALPOINT	548214	548214	Registered	Australia	28-Dec-1990	28-Dec-1990

FOCALPOINT	548213	548213	Registered	Australia	28-Dec-1990	28-Dec-1990

GALILEO	472935	A472935	Registered	Australia	18-Sep-1987	18-Sep-1987

GALILEO	472933	A472933	Registered	Australia	18-Sep-1987	18-Sep-1987

GALILEO	472934	A472934	Registered	Australia	18-Sep-1987	18-Sep-1987

TRAVELPORT ROOMS AND MORE	1445344		FILED	Australia	29-Aug-2011

GALILEO	AM3531-87	119566	Registered	Austria	17-Sep-1987	11-May-1988

GALILEO	2009 0968	2010 0852	Registered	Azerbaijan	27-Jul-2009	6-Jul-2010

GALILEO	SM118/88	569	Registered	Bahrain	18-Feb-1988	18-Feb-1988

GALILEO	SM117/88	568	Registered	Bahrain	18-Feb-1988	18-Feb-1988

GALILEO	116/88	11474	Registered	Bahrain	18-Feb-1988	18-Feb-1988

GALILEO	55715	55715	Registered	Bahrain	03-May-2007	9-May-2012

GLOBE DESIGN	SM163/88	577	Registered	Bahrain	07-Mar-1988	7-Mar-1988

GLOBE DESIGN	SM162/88	576	Registered	Bahrain	07-Mar-1988	7-Mar-1988

GLOBE DESIGN	161/88	11511	Registered	Bahrain	07-Mar-1988	7-Mar-1988

FOCALPOINT	757458	494064	Registered	Benelux	21-Dec-1990	21-Dec-1990

GALILEO	703483	439057	Registered	Benelux	07-Oct-1987	7-Oct-1987

GALILEOVIEW	824633	543060	Registered	Benelux	18-Mar-1994	18-Apr-1994

GALILEO		53324-A	Registered	Bolivia	04-Nov-1987	23-Aug-1988

GALILEO		53322-A	Registered	Bolivia	04-Nov-1987	23-Aug-1988

GALILEO		53323-A	Registered	Bolivia	04-Nov-1987	23-Aug-1988

GALILEO	BAZR971415	BAZR971415	Registered	Bosnia and Herzegovina	04-Feb-1997	5-Oct-2000

GALILEO	814062423	814062423	Registered	Brazil	24-Feb-1988	10-Apr-1990

GALILEO	814062431	814062431	Registered	Brazil	24-Feb-1988	29-Aug-1989

GALILEO	821285114	821285114	Registered	Brazil	21-Dec-1998	1-Jul-2003

GALILEO	200023748	200023748	Registered	Brazil	24-Feb-1988	10-Apr-1990

GALILEO	17727	15133	Registered	Brunei Darussalam	22-Sep-1987	22-Sep-1987

GALILEO	5192	502-S	Registered	Bulgaria	07-Dec-1987	18-Feb-1988

GALILEO	5191	16160	Registered	Bulgaria	07-Dec-1987	18-Feb-1988

GALILEO	824766	837714	Registered	Chile	09-Nov-1987	09-Feb-1988

GALILEO	824767	837715	Registered	Chile	09-Nov-1987	09-Feb-1988

GALILEO	88/2036	330819	Registered	China (People’s Republic)	21-Jan-1988	20-Nov-1988

GALILEO	8085563		Pending	China (People’s Republic)	26-Feb-2010

GALILEO	8085564		Pending	China (People’s Republic)	26-Feb-2010

GLOBE DESIGN	3654836	3654836	Registered	China (People’s Republic)	31-Jul-2003	28-Feb-2005

GLOBE DESIGN	3654954	3654954	Registered	China (People’s Republic)	31-Jul-2003	14-Nov-2005

GLOBE DESIGN	3654835	3654835	Registered	China (People’s Republic)	31-Jul-2003	28-Jul-2005

GALILEO	278406	133296	Registered	Colombia	12-Nov-1987	18-Apr-1991

GALILEO	278405	131025	Registered	Colombia	12-Nov-1987	26-Nov-1990

GALILEO	353877	308383	Registered	Colombia	26-Jun-2003	31-Oct-2005

GLOBE DESIGN	284293	131008	Registered	Colombia	13-Apr-1988	26-Dec-1990

GLOBE DESIGN	284292	130978	Registered	Colombia	13-Apr-1988	28-Dec-1990

GLOBE DESIGN	284291	130858	Registered	Colombia	13-Apr-1988	11-Oct-1990

WORLDSPAN	1.19765	264473	Registered	Colombia	12-Mar-2001	16-Apr-2002

GALILEO	ND2445RDC97	6372/97	Registered	Congo, Democratic Republic of	16-Dec-1997	16-Dec-1997

GLOBE DESIGN	ND2446RDC97	6373/97	Registered	Congo, Democratic Republic of	16-Dec-1997	16-Dec-1997

GALILEO		69156	Registered	Costa Rica	11-Dec-1987	19-Oct-1988

GALILEO		69333	Registered	Costa Rica	11-Dec-1987	30-Nov-1988

GALILEO	70536	70536	Registered	Costa Rica	11-Dec-1987	22-Aug-1989

WORLDSPAN	2001.000844	133618	Registered	Costa Rica	08-Nov-2001	17-May-2002

GALILEO	3814/9510635	Z950472	Registered	Croatia	03-Feb-1989	8-Mar-1995

GALILEO	28739	28739	Registered	Cyprus, Republic of	25-Sep-1987	25-Sep-1987

GALILEO		167303	Registered	Czech Republic	09-Nov-1987	9-Nov-1987

GALILEO	6217/87	0595-1990	Registered	Denmark	18-Sep-1987	9-Feb-1990

GALILEO	10361	307/88	Registered	Ecuador	24-Nov-1987	13-Dec-1988

GALILEO	10363	309/88	Registered	Ecuador	24-Nov-1987	13-Dec-1988

GALILEO	10356	2820/88	Registered	Ecuador	24-Nov-1987	13-Dec-1988

GLOBE DESIGN	11414	31/89	Registered	Ecuador	10-Mar-1988	17-Apr-1989

GLOBE DESIGN	11415	030/89	Registered	Ecuador	10-Mar-1988	17-Apr-1989

GLOBE DESIGN	11413	350/89	Registered	Ecuador	10-Mar-1988	29-Mar-1989

GALILEO	70525	70525	Registered	Egypt	26-Oct-1987	26-Oct-1987

GALILEO	70523	70523	Registered	Egypt	26-Oct-1987	26-Oct-1987

GALILEO	70521	70521	Registered	Egypt	26-Oct-1987	26-Oct-1987

GALILEO		75/14	Registered	El Salvador	14-Jan-1988	12-Nov-1992

FOCALPOINT	612325	612325	Registered	European Community	22-Aug-1997	24-Nov-2010

GALILEO	2157501	2157501	Registered	European Community	02-Apr-2001	1-Oct-2003

GALILEO	170167	170167	Registered	European Community	01-Apr-1996	2-Jan-2012

GALILEO FLIGHTTRACKER	4510061	4510061	Registered	European Community	27-Jun-2005	4-Sep-2006

GALILEO GROUPS	6501928	6501928	Registered	European Community	10-Dec-2007	17-Apr-2009

GALILEO INTERNATIONAL & Design	330084	330084	Registered	European Community	17-Jul-1996	3-Apr-1999

GALILEO VIEWTRIP	4760963	4760963	Registered	European Community	02-Dec-2005	4-Feb-2012

GALILEO WIRELESS	4510244		Pending	European Community	27-Jun-2005

GLOBE DESIGN	169904	169904	Registered	European Community	01-Apr-1996	11-Sep-1998

POWERED BY GALILEO Design	516799	516799	Registered	European Community	15-Apr-1997	20-Jan-2000

TRAVELPORT ROOMS AND MORE	10227171	10227171	Registered	European Community	30-Aug-2011	23-May-2012

TRAVELWIRE	3203957	3203957	Registered	European Community	30-May-2003	7-Mar-2005

VIEWPOINT	901322	901322	Registered	European Community	07-Aug-1998	10-Oct-2002

GALILEO	3931/87	105736	Registered	Finland	21-Sep-1987	20-Nov-1989

GALILEO	877127	1497698	Registered	France	17-Sep-1987	17-Sep-1987

GALILEO	1699	1699	Registered	Gaza District	15-Oct-1987	15-Oct-1987

GALILEO	54332.03	M 2010 20756	Registered	Georgia	24-Jul-2009	17-Sep-2010

GALILEO	G 34751/9 WZ	1126449	Registered	Germany	23-Sep-1987	18-Aug-1988

GALILEO		DD646010	Registered	Germany	05-Oct-1987	24-Mar-1988

GALILEO STYLIZED	39521182	39521182	Registered	Germany	28-Jun-1995	23-Apr-1996

GALILEO	87316	87316	Registered	Greece	25-Nov-1987	25-Nov-1987

GALILEO	12751	59114	Registered	Guatemala	14-Jan-1988	18-Sep-1989

GALILEO	12400	63347	Registered	Guatemala	30-Dec-1987	26-Nov-1990

GALILEO	12399	57354	Registered	Guatemala	30-Dec-1987	6-Mar-1989

GALILEO		12678A	Registered	Guyana	06-Nov-1987	6-Nov-1987

GALILEO		692	Registered	Honduras	19-Nov-1987	6-Sep-1988

GALILEO		693	Registered	Honduras	17-Nov-1987	6-Sep-1988

GALILEO	49849	49849	Registered	Honduras	19-Nov-1987	6-Sep-1988

GALILEO	4893/87	3749/1988	Registered	Hong Kong	24-Sep-1987	24-Sep-1987

GALILEO	1915/87	126986	Registered	Hungary	05-Oct-1987	20-May-1988

GALILEO	515/1987	27/1988	Registered	Iceland	22-Sep-1987	1-Feb-1988

GALILEO	479158	479158	Registered	India	29-Sep-1987	29-Sep-1987

GALILEO	1609084		Published	India	08-Oct-2007

GALILEO		418188	Registered	Indonesia	26-Sep-1987	8-Jun-1988

FOCALPOINT	90/7466	144206	Registered	Ireland	28-Dec-1990	28-Dec-1990

GALILEO	3096/87	124586	Registered	Ireland	15-Sep-1987	15-Sep-1987

GALILEO	67378	67378	Registered	Israel	30-Sep-1987	30-Sep-1987

GALILEO	67374	67374	Registered	Israel	30-Sep-1987	30-Sep-1987

GALILEO	67373	67373	Registered	Israel	30-Sep-1987	30-Sep-1987

GALILEO	41522-C87	1313462	Registered	Italy	25-Sep-1987	25-Sep-1987

COMMUNICATIONS INTEGRATOR	28551/92	2683427	Registered	Japan	18-Mar-1992	29-Jun-1994

CORPORATE APOLLO	44378/90		Pending	Japan	19-Apr-1990

CORPORATE APOLLO	44372/90		Pending	Japan	19-Apr-1990

FOCALPOINT	44373/90	2575477	Registered	Japan	19-Apr-1990	30-Sep-1993

FOCALPOINT SCRIPTWRITER	44371/90	2524207	Registered	Japan	19-Apr-1990	28-Apr-1993

GALILEO	97/189267	4654082	Registered	Japan	26-Dec-1997	20-Mar-2003

GALILEO INTERNATIONAL & Design	97/189268	4652095	Registered	Japan	26-Dec-1997	14-Mar-2003

GROUPMANAGER	32717/90	2515499	Registered	Japan	26-Mar-1990	31-Mar-1993

GROUPMANAGER	32712/90	2518974	Registered	Japan	26-Mar-1990	31-Mar-1993

INSIDE LINK	44376/90	4134498	Registered	Japan	19-Apr-1990	10-Apr-1998

LEISURESHOPPER	32718/90	2515500	Registered	Japan	26-Mar-1990	31-Mar-1993

LEISURESHOPPER	32713/90	2518975	Registered	Japan	26-Mar-1990	31-Mar-1993

ROOMMASTER	32716/90	2515498	Registered	Japan	26-Mar-1990	31-Mar-1993

ROOMMASTER	32711/90	2518973	Registered	Japan	26-Mar-1990	31-Mar-1993

GALILEO		25898	Registered	Jordan	17-Aug-1988	17-Aug-1988

GALILEO	48492	35054	Registered	Kazakhstan	29-Oct-2009	28-Mar-2011

GALILEO	71230	71230	Registered	Kenya	06-May-2011	6-May-2011

GALILEO	10127	8199	Registered	Korea, Democratic People’s Republic of	07-Nov-1991	7-Nov-1991

GALILEO	10126	8185	Registered	Korea, Democratic People’s Republic of	07-Nov-1991	7-Nov-1991

GALILEO	10125	8181	Registered	Korea, Democratic People’s Republic of	07-Nov-1991	7-Nov-1991

GALILEO	338/88	10280	Registered	Korea, Republic of	15-Feb-1988	29-Aug-1989

GALILEO	1999-0008109	179778	Registered	Korea, Republic of	15-Feb-1988	26-Sep-1989

GALILEO	98198	80636	Registered	Kuwait	28-Sep-2008	28-Sep-2008

GALILEO	98199	79772	Registered	Kuwait	28-Sep-2008	28-Sep-2008

GALILEO	98200	79773	Registered	Kuwait	28-Sep-2008	28-Sep-2008

GALILEO	98201	79774	Registered	Kuwait	28-Sep-2008	28-Sep-2008

GALILEO	98202	85712	Registered	Kuwait	29-Sep-2008	28-Sep-2008

GALILEO	98203	91707	Registered	Kuwait	29-Sep-2008	29-Sep-2008

GALILEO	20100227.3	10686	Registered	Kyrgyz Republic	25-May-2010	30-Aug-2011

GALILEO	51114	93734	Registered	Lebanon	19-Jan-1988	19-Jan-1988

GLOBE DESIGN	51557	93735	Registered	Lebanon	28-Mar-1988	28-Mar-1988

GALILEO		7220	Registered	Liechtenstein	26-Oct-1987	26-Oct-1987

GALILEO	8095-M	8095-M	Registered	Macau	01-Mar-1988	2-Apr-1992

GALILEO	8093-M	8093-M	Registered	Macau	01-Mar-1988	2-Apr-1992

GALILEO	8094M	8094M	Registered	Macau	01-Mar-1988	2-Apr-1992

GALILEO		2297	Registered	Macedonia	03-Feb-1989	3-Feb-1989

GALILEO	87/04500	87/04500	Registered	Malaysia	29-Sep-1987	29-Sep-1987

GLOBE DESIGN	20980	20980	Registered	Malta	24-Oct-1991	24-Oct-1991

GALILEO	11672	2R.98.18943	Registered	Monaco	22-Sep-1987	22-Sep-1987

GALILEO	39786	39786	Registered	Morocco	30-Oct-1987	30-Oct-1987

GLOBE DESIGN	40700	40700	Registered	Morocco	11-Mar-1988	11-Mar-1988

GALILEO	2005/0390	2005/0390	Registered	Namibia	23-Mar-2005	24-Sep-2006

GALILEO	2005/0391	2005/0391	Registered	Namibia	23-Mar-2005	24-Sep-2006

GALILEO	2005/0392	2005/0392	Registered	Namibia	23-Mar-2005	24-Sep-2006

GALILEO	206/027548	25123	Registered	Nepal	18-Jul-2006	31-May-2007

GALILEO	27529	25234	Registered	Nepal	18-Jul-2006	24-Jun-2007

GALILEO	27532	25250	Registered	Nepal	18-Jul-2006	1-Jul-2007

GLOBE DESIGN	27547	25165	Registered	Nepal	18-Jul-2006	5-Jun-2007

GLOBE DESIGN	27531	25249	Registered	Nepal	18-Jul-2006	1-Apr-2007

GLOBE DESIGN	27530	25248	Registered	Nepal	18-Jul-2006	1-Jul-2007

GALILEO	180297	180297	Registered	New Zealand	02-May-1988	2-May-1988

GALILEO	180296	180296	Registered	New Zealand	02-May-1988	2-May-1988

GALILEO	175155	175155	Registered	New Zealand	01-Oct-1987	1-Oct-1987

GALILEO	18765CC	18765CC	Registered	Nicaragua	18-Dec-1987	18-Apr-1989

GALILEO	18766CC	18766CC	Registered	Nicaragua	18-Dec-1987	18-Apr-1989

GALILEO	18673CC	18673CC	Registered	Nicaragua	18-Dec-1987	6-Apr-1989

FOCALPOINT	91.0028	155286	Registered	Norway	02-Jan-1991	25-Feb-1993

GALILEO	87/3914	140438	Registered	Norway	24-Sep-1987	15-Feb-1990

WORLDSPAN	T90.0745	148332	Registered	Norway	09-Feb-1990	2-Jan-1992

GALILEO	35949		Pending	Oman	23-Mar-2005

GALILEO	35950	35950	Registered	Oman	23-Mar-2005	24-May-2009

GALILEO	35951	35951	Registered	Oman	23-Mar-2005	24-May-2006

GALILEO	96266	96266	Registered	Pakistan	01-Nov-1987	1-Nov-1987

GALILEO	232251	232251	Registered	Pakistan	03-Feb-2007	23-Apr-2011

GALILEO	232248		Published	Pakistan	03-Feb-2007

GALILEO	10391	207156	Registered	Paraguay	03-Nov-1987	12-Apr-1988

GALILEO	10390	207155	Registered	Paraguay	03-Nov-1987	12-Apr-1988

GALILEO	10389	207154	Registered	Paraguay	03-Nov-1987	12-Apr-1988

GALILEO	129780	5704	Registered	Peru	12-Nov-1987	15-Apr-1988

GALILEO	129779	5689	Registered	Peru	12-Nov-1987	12-Apr-1988

GALILEO	129778	74170	Registered	Peru	12-Nov-1987	12-Apr-1988

GALILEO	63418	58929	Registered	Philippines	10-Dec-1987	29-Jul-1994

GALILEO	63417	61622	Registered	Philippines	10-Dec-1987	26-Sep-1995

GLOBE DESIGN	64146	55551	Registered	Philippines	09-Mar-1988	2-Jul-1993

GALILEO	Z-257774		Pending	Poland	21-Nov-2002

FOCALPOINT	270932	270932	Registered	Portugal	29-Jan-1991	8-Feb-1993

FOCALPOINT	270931	270931	Registered	Portugal	29-Jan-1991	8-Feb-1993

GALILEO	245525	245525	Registered	Portugal	12-Feb-1988	22-Jul-1991

GALILEO	245524	245524	Registered	Portugal	12-Feb-1988	22-Jul-1991

GALILEO	42700	42700	Registered	Qatar	08-Jan-2007	29-Apr-2008

GALILEO (English & Arabic within A; lined border)	6321	6321	Registered	Qatar	15-Dec-1987	15-Dec-1987

GALILEO (English & Arabic within A; lined border)	6322	6322	Registered	Qatar	15-Dec-1987	15-Dec-1987

GALILEO (English & Arabic within A; lined border)	6320	6320	Registered	Qatar	15-Dec-1987	15-Dec-1987

GALILEO		14716	Registered	Romania	12-Nov-1987	12-Nov-1987

GALILEO	107310	82927	Registered	Russian Federation	13-Oct-1987	13-Oct-1987

GALILEO	6423	183/52	Registered	Saudi Arabia	07-Mar-1988	7-Mar-1988

GALILEO	6422	183/49	Registered	Saudi Arabia	07-Mar-1988	7-Mar-1988

GALILEO	6421	183/46	Registered	Saudi Arabia	07-Mar-1988	7-Mar-1988

GALILEO	116752	968/62	Registered	Saudi Arabia	26-Apr-2007	26-Apr-2007

GLOBE DESIGN	6429	183/54	Registered	Saudi Arabia	07-Mar-1988	1-May-1988

GLOBE DESIGN	6428	183/51	Registered	Saudi Arabia	19-Nov-1997	19-Nov-1997

GLOBE DESIGN	6427	183/48	Registered	Saudi Arabia	07-Mar-1988	7-Mar-1988

GALILEO	Z-758/87	32832	Registered	Serbia (Old Code)	03-Feb-1989	3-Feb-1989

GALILEO	T87/4586C	T87/4586C	Registered	Singapore	23-Sep-1987	2-Sep-1988

GLOBE DESIGN	989/88	T88/00989E	Registered	Singapore	08-Mar-1988	11-May-1990

GALILEO		167303	Registered	Slovakia	09-Nov-1987	9-Nov-1987

GALILEO	87.7282	87.7282	Registered	South Africa	18-Sep-1987	18-Sep-1987

GALILEO	87.7281	87.7281	Registered	South Africa	18-Sep-1987	18-Sep-1987

GALILEO	87.728	87.728	Registered	South Africa	18-Sep-1987	18-Sep-1987

TRAVELPORT ROOMS AND MORE	2011.17409.11		FILED	South Africa	18-Jul-2011

GALILEO	1212585	1212585	Registered	Spain	02-Oct-1987	3-Oct-1988

GALILEO	1212588	1212588	Registered	Spain	02-Oct-1987	17-Oct-1988

TRAVELGALILEO	2.435.069	2.435.069	Registered	Spain	25-Oct-2001	5-Apr-2002

GALILEO	54172	54172	Registered	Sri Lanka	29-Sep-1987	29-Sep-1987

GALILEO	54169	54169	Registered	Sri Lanka	29-Sep-1987	29-Sep-1987

GALILEO	54175	54175	Registered	Sri Lanka	29-Sep-1987	29-Sep-1987

GALILEO	137421		Pending	Sri Lanka	06-Feb-2007

GLOBE DESIGN	55017	55017	Registered	Sri Lanka	14-Sep-1987	14-Mar-1988

GLOBE DESIGN	55016	55016	Registered	Sri Lanka	14-Sep-1987	14-Mar-1988

GLOBE DESIGN	55015	55015	Registered	Sri Lanka	14-Sep-1987	14-Mar-1988

GALILEO	none		Pending	St. Kitts and Nevis	18-Jan-1988

GALILEO	12108	12108	Registered	Suriname	19-Oct-1987	19-Oct-1987

GALILEO	87-7191	210582	Registered	Sweden	21-Sep-1987	20-May-1988

GALILEO	7015	360349	Registered	Switzerland	29-Oct-1987	29-Oct-1987

GALILEO			Pending	Syria

GALILEO	(76)68230	31582	Registered	Taiwan	21-Dec-1987	1-Sep-1988

GALILEO	(76)68229	34513	Registered	Taiwan	21-Dec-1987	1-Mar-1989

GALILEO		498692	Registered	Taiwan	21-Dec-1987	16-Sep-1990

GALILEO	10010496		Pending	Tajikistan	25-May-2010

GALILEO	6746	6746	Registered	Tangier	01-Oct-1987	1-Oct-1987

GLOBE DESIGN	6867	6867	Registered	Tangier	22-Mar-1988	22-Mar-1988

GALILEO & Design	314713	Kor98075	Registered	Thailand	09-Aug-1996	9-Aug-1996

GALILEO	17084	17084	Registered	Trinidad and Tobago	29-Sep-1987	29-Sep-1987

GALILEO	EE87426	EE020875	Registered	Tunisia	22-Oct-1987	22-Oct-1987

GLOBE DESIGN	EE88062	EE030051	Registered	Tunisia	10-Mar-1988	10-Mar-1988

GALILEO	72747/87	102040	Registered	Turkey	11-Dec-1987	11-Dec-1987

GALILEO	2460	2460	Registered	Turkish Republic of Northern Cyprus	21-Dec-1987	21-Dec-1987

GALILEO	200811242	147693	Registered	Ukraine	28-May-2008	25-Nov-2011

GALILEO	55366	167303	Registered	Ukraine	09-Nov-1987	19-Jun-1989

GALILEO	95488	96102	Registered	United Arab Emirates	31-May-2007	4-Aug-2009

GALILEO	95489	96103	Registered	United Arab Emirates	31-May-2007	4-Aug-2009

GALILEO	95490(A)		Published	United Arab Emirates	31-May-2007

FOCALPOINT	1451948	1451948	Registered	United Kingdom	04-Jan-1991	19-Jun-1992

FOCALPOINT	1451947	1451947	Registered	United Kingdom	04-Jan-1991	19-Jun-1992

GALILEO	1419651	1419651	Registered	United Kingdom	30-Mar-1990	22-May-1992

GALILEO	1419333	1419333	Registered	United Kingdom	28-Mar-1990	3-Mar-2000

GALILEO	1319479	1319479	Registered	United Kingdom	08-Sep-1987	27-Jul-1990

GALILEO	1319478	1319478	Registered	United Kingdom	08-Sep-1987	27-Jul-1990

GALILEO	1319477	1319477	Registered	United Kingdom	08-Sep-1987	2-Mar-1990

GALILEO	MGU 2010 1067		Pending	Uzbekistan	03-Jun-2010

GALILEO	2003-007646	P259680	Registered	Venezuela	12-Jun-2003	15-Apr-2005

GALILEO	4-2002-04032	67916	Registered	Viet Nam	08-Jul-2002	10-Nov-2005

GALILEO	1929	1929	Registered	West Bank	17-Oct-1987	17-Oct-1987

GALILEO		6290	Registered	Yemen, Republic of	02-Feb-1988	2-Feb-1988

GALILEO		6291	Registered	Yemen, Republic of	02-Feb-1988	2-Feb-1988

GALILEO		6292	Registered	Yemen, Republic of	02-Feb-1988	2-Feb-1988

GALILEO	40594	33200	Registered	Yemen, Republic of	12-Sep-2007	11-Oct-2008